UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2004
Date of Report (Date of earliest event reported)

MSX International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-49821	38-3323099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1950 Concept Drive, Warren, Michigan
(Address of principal executive offices)

48091
(Zip Code)

(248) 299-1000
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
Press Release dated May 6, 2004

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits:

99.1 Press Release dated May 6, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2004, MSX International, Inc. issued a press release reporting its results for the fiscal quarter ended April 4, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 10, 2004

MSX INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn Frederick K. Minturn Executive Vice President and Chief Financial Officer

2

Exhibit index

No.	Description

99.1	Press Release dated May 6, 2004

3